EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

OPERATIONAL PERFORMANCE FOR SEPTEMBER 2003

HOUSTON, Oct. 1, 2003 - Continental Airlines (NYSE: CAL) today reported a systemwide mainline load factor of 72.3 percent for September 2003, 4.4 points above last year's September load factor. In addition, the airline had a September domestic mainline load factor of 71.3 percent, 5.1 points above September 2002, and an international mainline load factor of 73.8 percent, 3.3 points above September 2002.

Continental's traffic on the Sept. 11 anniversary was not significantly impacted when compared to last year. Systemwide mainline traffic on Thursday, Sept. 11, 2003 declined 6.8 percent in revenue passenger miles (RPMs) and 3.3 percent in available seat miles (ASMs) compared to Thursday, Sept. 4, 2003. In comparison, systemwide mainline traffic on Wednesday, Sept. 11, 2002 was down 42 percent in RPMs and 22 percent in ASMs compared to Wednesday, Sept. 4, 2002.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 78.1 percent and a systemwide completion factor of 99.1 percent. The airline's operational results were adversely impacted by a month-long runway resurfacing project at Newark Liberty International Airport, which was completed Sept. 27, 2003, and Hurricane Isabel.

In September 2003, Continental flew 4.6 billion mainline revenue passenger miles

(RPMs) and 6.3 billion mainline available seat miles (ASMs) systemwide, resulting in a

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE

FOR SEPTEMBER 2003/Page 2

traffic increase of 2.1 percent and a capacity decrease of 4.0 percent as compared to

September 2002. Domestic mainline traffic was 2.7 billion RPMs in September 2003, up 2.7 percent from September 2002, and domestic mainline capacity was 3.7 billion ASMs, down 4.6 percent from September 2002.

Systemwide September 2003 passenger revenue per available seat mile (RASM) is estimated to have increased between 4.5 and 5.5 percent compared to September 2002. For August 2003, RASM increased 4.4 percent as compared to August 2002.

Continental ended the third quarter 2003 with a consolidated cash and short-term investments balance of approximately $1.6 billion (including $139 million of restricted cash). Continental has hedged 60 percent of its projected fourth quarter fuel volume with caps averaging $28.75 per barrel.

Continental's regional operations (Continental Express) set a record September load factor of 66.9 percent, 6.4 points above last year's September load factor. Regional RPMs were 483.3 million and regional ASMs were 722.9 million in September 2003, resulting in a traffic increase of 57.0 percent and a capacity increase of 42.2 percent versus September 2002.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2002 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE

FOR SEPTEMBER 2003/Page 3

PRELIMINARY TRAFFIC RESULTS
SEPTEMBER	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	2,666,725	2,596,156	2.7 Percent

International	1,890,127	1,866,166	1.3 Percent
Transatlantic	985,373	953,068	3.4 Percent
Latin America	450,696	451,593	(0.2) Percent
Pacific	454,059	461,505	(1.6) Percent

Mainline	4,556,852	4,462,322	2.1 Percent

Regional	483,324	307,756	57.0 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,741,969	3,920,862	(4.6) Percent

International	2,561,590	2,648,166	(3.3) Percent
Transatlantic	1,258,044	1,250,382	0.6 Percent
Latin America	690,084	762,163	(9.5) Percent
Pacific	613,462	635,621	(3.5) Percent

Mainline	6,303,559	6,569,028	(4.0) Percent

Regional	722,893	508,432	42.2 Percent

PASSENGER LOAD FACTOR
Domestic	71.3 Percent	66.2 Percent	5.1 Points

International	73.8 Percent	70.5 Percent	3.3 Points
Transatlantic	78.3 Percent	76.2 Percent	2.1 Points
Latin America	65.3 Percent	59.3 Percent	6.0 Points
Pacific	74.0 Percent	72.6 Percent	1.4 Points

Mainline	72.3 Percent	67.9 Percent	4.4 Points

Regional	66.9 Percent	60.5 Percent	6.4 Points

CARGO REVENUE TON MILES (000)
Total	72,436	76,538	(5.4) Percent

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE

FOR SEPTEMBER 2003/Page 4
YEAR-TO-DATE	2003	2002	Change
REVENUE PASSENGER MILES (000)
Domestic	27,172,081	27,447,448	(1.0) Percent

International	17,211,389	17,998,872	(4.4) Percent
Transatlantic	7,900,730	8,083,443	(2.3) Percent
Latin America	5,899,518	5,808,589	1.6 Percent
Pacific	3,411,141	4,106,840	(16.9) Percent

Mainline	44,383,470	45,446,320	(2.3) Percent

Regional	4,139,264	2,874,976	44.0 Percent

AVAILABLE SEAT MILES (000)
Domestic	35,465,800	36,885,107	(3.8) Percent

International	23,330,993	23,672,589	(1.4) Percent
Transatlantic	10,363,126	10,268,720	0.9 Percent
Latin America	7,936,220	8,000,783	(0.8) Percent
Pacific	5,031,647	5,403,086	(6.9) Percent

Mainline	58,796,793	60,557,696	(2.9) Percent

Regional	6,108,624	4,555,079	34.1 Percent

PASSENGER LOAD FACTOR
Domestic	76.6 Percent	74.4 Percent	2.2 Points

International	73.8 Percent	76.0 Percent	(2.2) Points
Transatlantic	76.2 Percent	78.7 Percent	(2.5) Points
Latin America	74.3 Percent	72.6 Percent	1.7 Points
Pacific	67.8 Percent	76.0 Percent	(8.2) Points

Mainline	75.5 Percent	75.0 Percent	0.5 Points

Regional	67.8 Percent	63.1 Percent	4.7 Points

CARGO REVENUE TON MILES (000)
Total	679,544	664,240	2.3 Percent

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CONTINENTAL AIRLINES REPORTS OPERATIONAL PERFORMANCE

FOR SEPTEMBER 2003/Page 5

PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
SEPTEMBER	2003	2002	Change
On-Time Performance[1]	78.1%	86.2%	(8.1) Points

Completion Factor[2]	99.1%	99.7%	(0.6) Points

YEAR-TO-DATE	2003	2002	Change
On-Time Performance[1]	82.3%	84.8%	(2.5) Points

Completion Factor[2]	99.4%	99.8%	(0.4) Points

August 2003 consolidated breakeven load factor[3,4]			65.4 Percent

September 2003 estimated year-over-year RASM change			4.5-5.5 Percent

September 2003 estimated average price per gallon of fuel, excluding fuel taxes			84.0 Cents

September 2003 estimated consolidated breakeven load factor[3,4]			69 Percent

September 2003 actual consolidated load factor[5]			71.7 Percent

October 2003 estimated consolidated breakeven load factor[3]			78 Percent

YEAR-OVER-YEAR RASM[6]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November	(1.7) Percent	(18.4) Percent
December	10.1 Percent	(5.7) Percent
	2003 vs. 2002	2003 vs. 2001
January	3.6 Percent	(10.9) Percent
February	(0.4) Percent	(11.3) Percent
March	(11.8) Percent	(17.4) Percent
April	(1.1) Percent	(11.3) Percent
May	2.0 Percent	(4.3) Percent
June	0.4 Percent	(5.1) Percent
July	4.8 Percent	0.6 Percent
August	4.4 Percent	1.5 Percent
September (estimated)	4.5-5.5 Percent	16-17 Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Gains on disposition of ExpressJet stock account for 8.1 percentage points in August 2003 and 11 percentage points in September 2003.

5 Includes Continental Airlines and Continental Express

6 CAL has been releasing RASM data since May 2001

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